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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                September 6, 2005

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                                DYNABAZAAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-29423                                 04-3551937
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

           888 Seventh Avenue
        New York, New York 10019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 974-5730
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

      Item 8.01.   Other Events.
                   ------------

      In connection with the sales of substantially all of the technology and business assets of Dynabazaar, Inc. (the "Company") to eBay, Inc. ("eBay") in September 2003, the Company and eBay entered into an escrow agreement (the "Escrow Agreement") which provided that $2 million of the consideration for the transaction (the "Escrowed Funds") be held in escrow for a two-year period in order to secure the Company's indemnification obligations to eBay.

      On September 6, 2005, the escrow agent under the Escrow Agreement released to the Company the entire amount of the Escrowed Funds, including interest thereon.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYNABAZAAR, INC.



Dated:  September 7, 2005               By: /s/ William J. Fox
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                                           William J. Fox
                                           President and Chief Executive Officer